UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

GARTNER, INC.

(Name of Registrant as Specified in Its Charter)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on June 8, 2020.

        GARTNER, INC.

GARTNER, INC.

ATTN: INVESTOR RELATIONS

56 TOP GALLANT ROAD

STAMFORD, CT 06902

Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	April 14, 2020
Date: June 8, 2020	Time: 10:00 AM EDT
Location: Gartner, Inc.
56 Top Gallant Road
Stamford, CT 06902*
*In light of the emerging public health concerns of the COVID-19 (Coronavirus) outbreak, we may hold a Virtual Annual Meeting in lieu of a physical meeting in Stamford, Connecticut. If we decide to hold a Virtual Annual Meeting, we will announce it in a press release available at https://investor.gartner.com as soon as practicable prior to the Annual Meeting. In that event, the 2020 Annual Meeting of Stockholders would be held in a virtual meeting format only, on the above date and time, via live audio webcast. Stockholders or their legal proxy holders could participate, submit questions, vote, and examine our stockholder list at the Virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/IT2020 and using your 16-digit control number, but only if the meeting is held virtually and not in Stamford, Connecticut. As always, we encourage you to vote your shares prior to the Annual Meeting.

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Combined Document
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE :	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 24, 2020 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR each nominee under Proposal 1.

1.	Election of Directors to be elected for terms expiring in 2021:

Nominees:

1a. Peter E. Bisson

1b. Richard J. Bressler

1c. Raul E. Cesan

1d. Karen E. Dykstra

1e. Anne Sutherland Fuchs

1f. William O. Grabe

1g. Eugene A. Hall

1h. Stephen G. Pagliuca

1i. Eileen M. Serra

1j. James C. Smith

The Board of Directors recommends you vote FOR Proposals 2 and 3.

2.	Approve, on an advisory basis, the compensation of our named executive officers.

3.	Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2020 fiscal year.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.